                                            EXHIBIT 99.7

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund IV, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 07             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98 27105 RA                        For the Period From : 07/01/99 to 07/31/99
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                     339,210.53
                                                                                ------------
          Less :   Sales Returns and Discounts                                          0.00
                                                                                ------------
               Net Sales                                                                        339,210.53
                                                                                              ------------
          Less :   Cost of Goods Sold
                   Collection Costs                                                     0.00
                                                                                ------------
                   Commissions, Escrow Fees & Closing Costs                             0.00
                                                                                ------------
          Less :   Ending Inventory at Cost                                             0.00
                                                                                ------------
               Cost of Goods Sold                                                                     0.00
                                                                                              ------------
                   Gross Profit                                                                               339,210.53
                                                                                                            ------------
                   Other Operating Revenues                                                                         0.00
                                                                                                            ------------
          Less :   Operating Expenses:
               Officer Compensation                                                     0.00
                                                                                ------------
               Salaries and Wages -                                                     0.00
                                                                                ------------
                   Total Salaries and Wages                                                       8,852.00
                                                                                              ------------
                   Employee Benefits and Pensions                                                     0.00
                                                                                              ------------
               Payroll Taxes                                                            0.00
                                                                                ------------
               Real Estate Taxes                                                        0.00
                                                                                ------------
               Federal and State Income Taxes                                           0.00
                                                                                ------------
                   Total Taxes                                                                        0.00
                                                                                              ------------
               Rent and Lease Exp.(Real Property and Personal Property)                 0.00
                                                                                ------------
               Interest Expense (Mortgage, Loan, Etc.)                                  0.00
                                                                                ------------
               Insurance                                                                0.00
                                                                                ------------
               Automobile Expenses                                                      0.00
                                                                                ------------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                     0.00
                                                                                ------------
               Depreciation and Amortization                                            0.00
                                                                                ------------
               Repairs and Maintenance                                                  0.00
                                                                                ------------
               Advertising                                                              0.00
                                                                                ------------
               Supplies-Office Expenses, Photocopies, Etc.                              0.00
                                                                                ------------
               Bad Debts                                                                0.00
                                                                                ------------
               Miscellaneous Operating Expenses (See Attached)                    256,291.79
                                                                                ------------
                   Total Operating Expenses                                                                   265,143.79
                                                                                                            ------------

                        Net Gain / Loss from Business Operations                                               74,066.74
                                                                                                            ------------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                                   13,060.98
                                                                                              ------------
               Other Non-Operating Revenues (Specify)                                                 0.00
                                                                                              ------------
               Gross Proceeds on Sale of Assets                                         0.00
                                                                                ------------
               Less :   Original Cost of Assets plus Expenses of Sale                   0.00
                                                                                ------------
                        Net Gain / Loss of Sale of Assets                                             0.00
                                                                                              ------------
               Total Non-Operating Income                                                                      13,060.98
                                                                                                            ------------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)                  0.00
                                                                                              ------------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                  3,750.00
                                                                                              ------------
                        Total Non-Operating Expenses                                                            3,750.00
                                                                                                            ------------

     NET INCOME / LOSS FOR PERIOD                                                                              83,377.72
                                                                                                            ============

================================================================================
                                OPERATING REPORT
================================================================================

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       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 07            PAGE 2 OF 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 07            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only) :

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS   QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.  QUARTERLY FEE
     REPORTS          PER QUARTER                                                            STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/98          $               0.00  $       250.00   01/27/99  $     250.00      10001  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          73,884.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         519,356.75  $     3,750.00   07/23/99  $   3,750.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note: The Trustee and his professionals are presently working on a motion to allocate among debtors. Pending that, all entries on this Operating Statement are for information only.


           Date:   8/19/99                        /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund IV, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27105 RA

Operating Report # 07                     From :  07/01/99
                                            To :  07/31/99


Schedule of Miscellaneous Operating Expenses
--------------------------------------------

------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                        VENDOR                   AMOUNT          TOTAL
------------------------------------  ---------------------------  --------------  -------------
June Operating Expenses               PCM, Inc.                    $    10,085.00  $   10,085.00
June Management Fee                   PDI, Inc.                    $    18,968.00  $   18,968.00
Chase Portfolio #1 # #2 Purchase      Pam Fund Purchase Account    $    55,946.94  $   55,946.94
Lobel, Opera & Friedman Fees & Costs  VCS, Inc.                    $    64,976.16  $   64,976.16
Settlement                            Benjamin, Lugosi & Benjamin  $   106,315.69  $  106,315.69






                                                                                    ============
                                  TOTAL MISCELLANEOUS OPERATING EXPENSES            $ 256,291.79

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    007
FUND IV, LTD                  FOR THE PERIOD FROM:    070199
JAMES J. JOSEPH,                               TO:    073199
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27105 RA
=======================

                                                      Operating   30-Day C.D.   Money Market  Money Market
                                                       Account      Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-407  426-557-0001  6704-559087   14-088-679
                                                      ----------  ------------  ------------  ------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  914,305.50    798,224.15    654,976.41  3,460,386.85
                                                      ----------  ------------  ------------  ------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  913,363.06          0.00    654,976.41    592,990.97
                                                      ----------  ------------  ------------  ------------
C.  Beginning Balance. . . . . . . . . .   . . . . .      942.44    798,224.15          0.00  2,867,395.88
                                                      ==========  ============  ============  ============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .  110,065.69      3,026.60          0.00    349,244.91

              Total Receipts . . . . . .   . . . . .  110,065.69      3,026.60          0.00    349,244.91
                                                      ----------  ------------  ------------  ------------
E.  Balance Available. . . . . . . . . .   . . . . .  111,008.13    801,250.75          0.00  3,216,640.79
                                                      ----------  ------------  ------------  ------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .  110,065.69          0.00          0.00    260,041.79

              Total Disbursements. . . .   . . . . .  110,065.69          0.00          0.00    260,041.79
                                                      ==========  ============  ============  ============
G.  Ending Balance                                        942.44    801,250.75          0.00  2,956,599.00
                                                      ==========  ============  ============  ============
H.  Disbursements for Quarterly Fees . .   . . . . .  110,065.69          0.00                  149,976.10
                                                      ==========  ============  ============  ============
                                                                                ACCOUNT CLOSED
                                                                                03/01/99

I.   (1)  Operating  Account  :
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account Number:  14-088-407
     (2)  30-Day  C.D.
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account  Number:  426-557-0001
     (3)  Money  Market  Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA  92801
          (b)  Account Number:  6704-559087
     (4)  Money  Market  Account
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account  Number:  14-088-679


          BOND:  $12,000,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  8/19/99                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND IV LTD
CASE NUMBER : SA 98-27105 RA

            STATEMENT NUMBER:   007
RECEIPTS FOR THE PERIOD FROM:   070199
                          TO:   073199
OPERATING ACCOUNT # 14-088-407                                             AMOUNT
---------------------------------------------------------------------------------
07/09 - PAM IV MONEY MARKET     BENJAMIN, LUGOSI&BENJAMIN SETTLEMENT   106,315.69
07/23 - PAM IV MONEY MARKET     TRANSFER FOR UST FEE                     3,750.00





                                                                    -------------
                                                           TOTAL       110,065.69
                                                                    =============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:   007
DISBURSEMENTS FOR THE PERIOD FROM:   070199
                               TO:   073199
OPERATING ACCOUNT # 14-088-407                                                    CHECK
NAME OF PAYEE                        DESCRIPTION                      AMOUNT      NUMBER  DATE
--------------------------------------------------------------------------------------------------
BENJAMIN, LUGOSI & BENJAMIN          SETTLEMENT                       106,315.69  10012   07/09/99
US TRUSTEE                           2ND QUARTER FEE                    3,750.00  10013   07/23/99






                                                                     -----------
                                                            TOTAL     110,065.69
                                                                     ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105
            STATEMENT NUMBER:       007
RECEIPTS FOR THE PERIOD FROM:       070199
                          TO:       073199
30-Day C.D. Account #426-557-0001                             AMOUNT
--------------------------------------------------------------------
07/26 - IMPERIAL BANK               INTEREST AT MATURITY    3,026.60




                                                         -----------
                                                TOTAL       3,026.60
                                                         ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:      007
DISBURSEMENTS FOR THE PERIOD FROM:      070199
                               TO:      073199
30-Day C.D. Account # 426-557-0001                            CHECK
NAME OF PAYEE                           DESCRIPTION  AMOUNT  NUMBER  DATE
-------------------------------------------------------------------------






                                                  ---------
                                       TOTAL           0.00
                                                  =========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105
            STATEMENT NUMBER:       007
RECEIPTS FOR THE PERIOD FROM:       070199
                          TO:       073199
MONEY MARKET ACCOUNT 6704-559087                           AMOUNT
-----------------------------------------------------------------






                                                      -----------
                                             TOTAL           0.00
                                                      ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:     007
DISBURSEMENTS FOR THE PERIOD FROM:     070199
                               TO:     073199
MONEY MARKET ACCOUNT 6704-559087                                              CHECK
NAME OF PAYEE                          DESCRIPTION                AMOUNT      NUMBER  DATE
----------------------------------------------------------------------------------------------






                                                                  ----------
                                                       TOTAL            0.00
                                                                  ==========

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA
            STATEMENT NUMBER:       007
RECEIPTS FOR THE PERIOD FROM:       070199
                          TO:       073199
MONEY MARKET ACCOUNT # 14-088-679                                                   AMOUNT
------------------------------------------------------------------------------------------
07/06 - PARTNERSHIP RESERVE         MAY 1999 COLLECTION SHARE                   335,448.27
07/22 - PCM OPERATING               EAGLE SERVICE SALE SHARE                      2,475.32
07/26 - WIRE ACCOUNT                CREDIT COLL.SERVICES SALE SHARE               1,286.94
07/31 - IMPERIAL BANK               JULY INTEREST                                10,034.38







                                                                              ------------
                                                                    TOTAL       349,244.91
                                                                              ============

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA

                 STATEMENT NUMBER:     007
DISBURSEMENTS FOR THE PERIOD FROM:     070199
                               TO:     073199
MONEY MARKET ACCOUNT # 14-088-679                                                           CHECK
NAME OF PAYEE                          DESCRIPTION                             AMOUNT       NUMBER  DATE
------------------------------------------------------------------------------------------------------------
VCS OPERATING ACCOUNT                  LOBEL, OPERA & FRIEDMAN & COSTS          64,976.16   TSF     07/07/99
PAM IV OPERATING ACCOUNT               BENJAMIN, LUGOSI & BENJAMIN SETTLEMENT  106,315.69   TSF     07/09/99
PCM OPERATING ACCOUNT                  JUNE OPERATING EXPENSES                  10,085.00   TSF     07/16/99
PDI MONEY MARKET                       JUNE MANAGEMENT FEE                      18,968.00   TSF     07/16/99
PAM FUND PURCHASE ACCOUNT              CHASE PORTFOLIO #1                       48,404.10   TSF     07/21/99
PAM FUND PURCHASE ACCOUNT              CHASE PORTFOLIO #2                        7,542.84   TSF     07/21/99
PAM IV OPERATING ACCOUNT               TRANSFER FOR UST FEE                      3,750.00   TSF     07/23/99



                                                                               ----------
                                                                     TOTAL     260,041.79
                                                                               ==========